UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 28, 2012

CHINA PRECISION STEEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23039	14-1623047
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

18th Floor, Teda Building

87 Wing Lok Street, Sheungwan, Hong Kong

Special Administrative Region of the People’s Republic of China

(Address of principal executive offices)

+852-2543-2290
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4(c))

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On August 27, 2012, China Precision Steel, Inc. (the “Company”) filed an Amendment to its Certificate of Incorporation (the “Amendment”) to effect a reverse stock split of its common stock with a ratio of one post-split share for every 12 shares issued and outstanding on that date (the “Reverse Split”).  The stockholders of the Company approved the authority of the Company’s Board of Directors to effect the Reverse Split at the Annual Meeting of Stockholders held on June 29, 2012, as previously disclosed in the Company’s Current Report on Form 8-K filed on July 3, 2012. A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The Reverse Split became effective on August 27, 2012.  Immediately prior to the Reverse stock Split, the Company had 46,562,955 shares of its common stock issued and outstanding.  As a result of the Reverse Split, the issued and outstanding shares of the Company’s common stock automatically decreased to 3,880,247 shares, without any change in the par value of such shares.

The Company’s common stock will continue to be traded on the NASDAQ Capital Market under the symbol “CPSL” and commenced trading on a post-split basis when markets opened on August 28, 2012.

ITEM 7.01 REGULATION FD DISCLOSURE.

On August 29, 2012, the Company issued a press release announcing the reverse stock split. The press release is incorporated herein by reference and is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

3.1	Certificate of Amendment, effective August 27, 2012

99.1	Press Release, dated August 29, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2012
CHINA PRECISION STEEL, INC.

	By:	/s/ Leada Tak Tai Li
Leada Tak Tai Li
Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

3.1	Certificate of Amendment, effective August 27, 2012

99.1	Press Release, dated August 29, 2012

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